UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 30, 2020

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

One Lacey Place, Southport, Connecticut	06890
(Address of Principal Executive Offices)	(Zip Code)

(203) 259-7843

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RGR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 30, 2020, Sturm, Ruger & Company, Inc. (the “Company”) entered into an Asset Purchase Agreement, dated as of September 26, 2020 (the "Asset Purchase Agreement"), with Remington Outdoor Company, Inc., FG Operating Company, LLC, FGI Holding Company, LLC, Barnes Bullets, LLC, Remington Arms Company, LLC, RA Brands, L.L.C., Outdoor Services, LLC, FGI Finance Inc., Huntsville Holdings LLC, TMRI, Inc., Remington Arms Distribution Company, LLC, 32E Productions, LLC and Great Outdoors Holdco, LLC (collectively, the "Sellers"). Pursuant to the terms of the Asset Purchase Agreement, the Company has agreed to purchase from the Sellers and the Sellers have agreed to sell to the Company substantially all of the assets owned, controlled or used by the Sellers related to the design, development, testing, manufacture, marketing and sale of Marlin brand products using the Marlin name (collectively, the "Marlin Assets") for an aggregate purchase price of $30 million, payable in cash at closing. The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to the satisfaction of a number of conditions and is expected to occur in October 2020.

This description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Asset Purchase Agreement, dated as of September 26, 2020, by and among Sturm, Ruger & Company, Inc., Remington Outdoor Company, Inc. and each of the subsidiaries of Remington Outdoor Company, Inc. set forth on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: October 1, 2020

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